UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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PRIMORIS SERVICES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRIMORIS SERVICES CORPORATION ANNOUNCES CHANGE OF LOCATION OF ANNUAL MEETING OF STOCKHOLDERS

Dallas, TX – April 21, 2020 – Primoris Services Corporation (NASDAQ Global Select: PRIM) (“Primoris” or “Company”) today announced that due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, the location of the Annual Meeting of Stockholders of Primoris has been changed. The Annual Meeting will now be held over the internet in a virtual meeting format only, via live webcast. You will be able to attend the Annual Meeting only via the webcast.

There is no change to the proposals to be presented to our stockholders for consideration at the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

All stockholders, whether attending the Virtual Annual Stockholders Meeting or not, are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Stockholders may also vote online during the Virtual Annual Stockholders Meeting by following the instructions described below and available on the Virtual Annual Meeting Website.

As previously announced, the Annual Meeting will be held on Friday, May 1, 2020 at 9 a.m. Central Time. Please see below for full details:

PRIMORIS VIRTUAL ANNUAL STOCKHOLDERS MEETING

Date:	May 1, 2020
Time:	9:00 a.m. Central Time
Registration Link:	https://www.viewproxy.com/Primoris/2020/
Webcast Link:	https://www.viewproxy.com/Primoris/2020/vm

Attending the Virtual Annual Stockholders Meeting

You are entitled to attend and vote at the Virtual Annual Stockholders Meeting if you were a stockholder at the close of business on March 20, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee as of such record date. Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the Virtual Annual Stockholders Meeting via live audio webcast, submit their questions, and vote their shares electronically at the Virtual Annual Stockholders Meeting by following the instructions below. Questions by stockholders can be submitted via the meeting website either in advance of or during the Virtual Annual Stockholders Meeting.

If you are a stockholder of record, you must:

•	Register at https://www.viewproxy.com/Primoris/2020/ by 11:59 p.m. Central Time on April 29, 2020. You will need to enter your name, phone number, control number (which is included on your proxy card), and email address as part of the registration process, following which you will receive an email confirming your registration and providing your password to attend the Virtual Annual Stockholders Meeting.
•	On the day of the Virtual Annual Stockholders Meeting, if you have properly registered, you may enter the Virtual Annual Stockholders Meeting by logging in at https://www.viewproxy.com/Primoris/2020/vm and use the password you received via the registration confirmation email and the control number found on your proxy card.
•	If you wish to vote your shares electronically at the Virtual Annual Stockholders Meeting, you will need to visit the link provided during the Virtual Annual Stockholders Meeting while the polls are open, and you will need your control number found on your proxy card.

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If your shares are held in a “street name”, you must:

•	Obtain a legal proxy from your broker, bank, or other nominee
•	Register at https://www.viewproxy.com/Primoris/2020/ by 11:59 p.m. Central Time on April 29, 2020. You will need to enter your name, phone number, and email address and provide a copy of the legal proxy (which may be uploaded to the registration website or emailed to VirtualMeeting@viewproxy.com) as part of the registration process, following which you will receive an email confirming your registration and providing your password and virtual control number to attend the Virtual Annual Stockholders Meeting. Please note that if you do not provide a copy of the legal proxy, you may still attend the Virtual Annual Stockholders Meeting, but you will be unable to vote your shares electronically during the Virtual Annual Stockholders Meeting.
•	On the day of the Virtual Annual Stockholders Meeting, if you have properly registered, you may enter the Virtual Annual Stockholders Meeting by logging in at https://www.viewproxy.com/Primoris/2020/vm and use the password you received via the registration confirmation email and the virtual control number assigned to you in the registration confirmation email.
•	If you wish to vote your shares electronically at the Virtual Annual Stockholders Meeting, you will need to visit the link provided during the Virtual Annual Stockholders Meeting while the polls are open, and you will need your virtual control number assigned to you in the registration confirmation email.

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the Virtual Annual Stockholders Meeting live audio webcast. Please be sure to check in by 8:30 a.m. Central Time on May 1, 2020, the day of the Virtual Annual Stockholders Meeting, so we may address any technical difficulties before the Virtual Annual Stockholders Meeting live audio webcast begins. If you encounter any difficulties accessing the Virtual Annual Stockholders Meeting live audio webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

ABOUT PRIMORIS

Founded in 1960, Primoris, through various subsidiaries, has grown to become one of the largest publicly traded specialty construction and infrastructure companies in the United States. Serving diverse end-markets, Primoris provides a wide range of construction, fabrication, maintenance, replacement, water and wastewater, and engineering services to major public utilities, petrochemical companies, energy companies, municipalities, state departments of transportation, and other customers. Growing both organically and through acquisitions, the Company’s national footprint now extends nearly nationwide and into Canada. For additional information, please visit www.prim.com.

FORWARD LOOKING STATEMENTS

This press release contains certain forward-looking statements, including with regard to the Company’s future performance. Words such as "estimated," "believes," "expects," "projects," “may,” and "future" or similar expressions are intended to identify forward-looking statements. Forward-looking statements inherently involve known and unknown risks, uncertainties, and other factors, including without limitation, those described in this press release and those detailed in the "Risk Factors" section and other portions of our Annual Report on Form 10-K for the period ended December 31, 2019, and other filings with the Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on forward-looking statements. Primoris does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Company Contact

Kate Tholking

Vice President, Investor Relations

ktholking@prim.com

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